                                                                      EXHIBIT 25

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                   TRUSTEE PURSUANT TO SECTION 305(B)(2)  [ ]

                            ------------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                     NEW YORK                                           13-5160382
              (State of incorporation                                (I.R.S. employer
           if not a U.S. national bank)                             identification no.)

                  ONE WALL STREET
                NEW YORK, NEW YORK                                         10286
     (Address of principal executive offices)                           (Zip code)

                            ------------------------

                          THE SEAGRAM COMPANY LTD. --

                           LA COMPAGNIE SEAGRAM LTEE
              (Exact name of obligor as specified in its charter)

                      CANADA                                               NONE
          (State or other jurisdiction of                            (I.R.S. employer
          incorporation or organization)                            identification no.)

                 1430 PEEL STREET
             MONTREAL, QUEBEC, CANADA                                     H3A 1S9
     (Address of principal executive offices)                           (Zip code)

                            ------------------------

                         JOSEPH E. SEAGRAM & SONS, INC.
              (Exact name of obligor as specified in its charter)

                      INDIANA                                           13-1285240
          (State or other jurisdiction of                            (I.R.S. employer
          incorporation or organization)                            identification no.)

                  375 PARK AVENUE
                NEW YORK, NEW YORK                                         10152
     (Address of principal executive offices)                           (Zip code)

                            ------------------------

                                DEBT SECURITIES
                      (Title of the indenture securities)

     1.  General information.  Furnish the following information as to the
Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

                        NAME                                           ADDRESS
                        ----                                           -------
Superintendent of Banks of the State of New York        2 Rector Street, New York, N.Y. 10006,
                                                        and Albany, N.Y. 12203
Federal Reserve Bank of New York                        33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation                   Washington, D.C. 20429
New York Clearing House Association                     New York, New York 10005

     (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

     2.  Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

     16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 26th day of August, 1998.

                                          THE BANK OF NEW YORK

                                          By: /s/ REMO J. REALE
                                            ------------------------------------
                                            Name: REMO J. REALE
                                            Title:   ASSISTANT VICE PRESIDENT

                                   Exhibit 7

                      CONSOLIDATED REPORT OF CONDITION OF
                              THE BANK OF NEW YORK
                    OF 48 WALL STREET, NEW YORK, N.Y. 10286
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES,

a member of the Federal Reserve System, at the close of business March 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                              DOLLAR AMOUNTS
                                                               IN THOUSANDS
                                                              --------------
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin........   $ 6,397,993
  Interest-bearing balances.................................     1,138,362
Securities:
  Held-to-maturity securities...............................     1,062,074
  Available-for-sale securities.............................     4,167,240
Federal funds sold and Securities purchased under agreements
  to resell.................................................       391,650
Loans and lease financing receivables:
  Loans and leases, net of unearned income..................    36,538,242
  LESS: Allowance for loan and lease losses.................       631,725
  LESS: Allocated transfer risk reserve.....................             0
  Loans and leases, net of unearned income, allowance, and
     reserve................................................    35,906,517
Assets held in trading accounts.............................     2,145,149
Premises and fixed assets (including capitalized leases)....       663,928
Other real estate owned.....................................        10,895
Investments in unconsolidated subsidiaries and associated
  companies.................................................       237,991
Customers' liability to this bank on acceptances
  outstanding...............................................       992,747
Intangible assets...........................................     1,072,517
Other assets................................................     1,643,173
                                                               -----------
Total assets................................................   $55,830,236

                                                              DOLLAR AMOUNTS
                                                               IN THOUSANDS
                                                              --------------
                                                               ===========
LIABILITIES
Deposits:
  In domestic offices.......................................   $24,849,054
  Noninterest-bearing.......................................    10,011,422
  Interest-bearing..........................................    14,837,632
  In foreign offices, Edge and Agreement subsidiaries, and
     IBFs...................................................    15,319,002
  Noninterest-bearing.......................................       707,820
  Interest-bearing..........................................    14,611,182
Federal funds purchased and Securities sold under agreements
  to repurchase.............................................     1,906,066
Demand notes issued to the U.S. Treasury....................       215,985
Trading liabilities.........................................     1,591,288
Other borrowed money:
  With remaining maturity of one year or less...............     1,991,119
  With remaining maturity of more than one year through
     three years............................................             0
  With remaining maturity of more than three years..........        25,574
Bank's liability on acceptances executed and outstanding....       998,145
Subordinated notes and debentures...........................     1,314,000
Other liabilities...........................................     2,421,281
                                                               -----------
Total liabilities...........................................    50,631,514
                                                               -----------
EQUITY CAPITAL
Common stock................................................     1,135,284
Surplus.....................................................       731,319
Undivided profits and capital reserves......................     3,328,050
Net unrealized holding gains (losses) on available-for-sale
  securities................................................        40,198
Cumulative foreign currency translation adjustments.........       (36,129)
                                                               -----------
Total equity capital........................................     5,198,722
                                                               -----------
Total liabilities and equity capital........................   $55,830,236
                                                               ===========

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                          Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                          Thomas A. Renyi

                                          Alan R. Griffith
                                          J. Carter Bacot

                                                               Directors